As filed with the Securities and Exchange Commission on April 13, 2011

Registration No. 333-172525

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

PRE-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

TRIMAS CORPORATION

(FOR REGISTRANT GUARANTORS, PLEASE SEE
TABLE OF REGISTRANT GUARANTORS ON THE FOLLOWING PAGE)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3452 (Primary Standard Industrial Classification Code Number)	38-2687639 (I.R.S. Employer Identification No.)

39400 Woodward Avenue, Suite 130
Bloomfield Hills, Michigan 49304
(248) 631-5450
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Joshua A. Sherbin, Esq.
General Counsel
TriMas Corporation
39400 Woodward Avenue, Suite 130
Bloomfield Hills, Michigan 49304
(248) 631-5450
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Jonathan A. Schaffzin, Esq.

Douglas S. Horowitz, Esq.
Cahill Gordon & Reindel LLP

80 Pine Street
New York, New York  10005
(212) 701-3000

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒

Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Table of Registrant Guarantors(1)

Name	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number
TRIMAS COMPANY LLC	Delaware	04-3676587	9995
ARROW ENGINE COMPANY	Delaware	38-2260420	3510
CEQUENT PERFORMANCE PRODUCTS, INC.	Delaware	38-2935446	3714
CEQUENT CONSUMER PRODUCTS, INC.	Ohio	34-1852889	3714
COMPAC CORPORATION	Delaware	38-2773373	2891
DEW TECHNOLOGIES, INC.	Ohio	31-1044308	3841
HI-VOL PRODUCTS LLC	Delaware	20-0010458	3714
KEO CUTTERS, INC.	Michigan	38-3212119	3541
LAKE ERIE PRODUCTS CORPORATION	Ohio	34-0660861	3452
MONOGRAM AEROSPACE FASTENERS, INC.	Delaware	95-4339614	3728
NI INDUSTRIES, INC.	Delaware	03-0452932	3490
NORRIS CYLINDER COMPANY	Delaware	33-0333261	3412
RICHARDS MICRO-TOOL, INC.	Delaware	38-2641296	3541
RIEKE CORPORATION	Indiana	31-0934085	3050
RIEKE LEASING CO., INCORPORATED	Delaware	38-2751413	9995
RIEKE OF MEXICO, INC.	Delaware	38-2251192	3050
THE HAMMERBLOW COMPANY, LLC	Wisconsin	39-1272042	3714
TRIMAS INTERNATIONAL HOLDINGS LLC	Delaware	27-1163036	9995
LAMONS GASKET COMPANY	Delaware	38-2337967	3452
TOWING HOLDING LLC	Delaware	20-5639674	9995

(1)                                  The address of the principal executive offices of each additional registrant is 39400 Woodward Avenue, Suite 130 Bloomfield Hills, Michigan 49304 (248) 631-5450

EXPLANATORY NOTE

We are filing this Pre-Effective Amendment No. 2 (this “Amendment No. 2”) solely for the purpose of including a revised opinion of Cahill Gordon & Reindel LLP, counsel for the Registrant.  This Amendment No. 2 does not modify any provision of the Prospectus constituting Part I of the Registration Statement. Accordingly, such Prospectus has not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.       Other Expenses of Issuance and Distribution.

The following table itemizes the fees and expenses incurred or expected to be incurred by the registrant in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions.

Item	Amount
Securities and Exchange Commission registration fee	$53,954
Legal fees and expenses	*
Accounting fees and expenses	*
Printing fees and expenses	*
Rating agencies fees	*
Trustee fees (including counsel fees)	*
Miscellaneous fees and expenses	*
Total	*

*              Estimated expenses are not presently known because they depend upon, among other things, the number of offerings that will be made pursuant to this registration statement, the amount and type of securities being offered and the timing of such offerings. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate we will incur in connection with the offering of securities under this registration statement on Form S-3. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.       Indemnification of Directors and Officers.

The Delaware Corporations

Delaware General Corporation Law

TriMas Corporation is a Delaware corporation.  Section 145 of the General Corporation Law of Delaware as the same exists or may hereafter be amended, inter alia, provides that a Delaware corporation may indemnify any person who was, or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.  The indemnity may include expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the person’s conduct was unlawful.

A Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.  The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the corporation’s best interests, except that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation.

Where a present or former director or officer has been successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify the person against the expenses (including attorney’s fees) actually and reasonably incurred by such person in connection therewith.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

Article 11 of our certificate of incorporation provides that each person who was or is made a party to (or is threatened to be made a party to) or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was one of our directors or officers shall be indemnified and held harmless by us to the fullest extent authorized by the General Corporation Law of Delaware against all expenses, liability and loss (including without limitation attorneys’ fees, judgments, fines and amounts paid in settlement) reasonably incurred by such person in connection therewith.  The rights conferred by Article 11 are contractual rights and include the right to be paid by us the expenses incurred in defending such action, suit or proceeding in advance of the final disposition thereof.  In addition, Section 7 of our amended and restated by-laws state that we may indemnify our officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.

Article 10 of our certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages resulting from breaches of their fiduciary duty as directors except (a) for any breach of the duty of loyalty to us or our stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of Delaware, which makes directors liable for unlawful dividends or unlawful stock repurchases or redemptions or (d) for transactions from which a director derives improper personal benefit.

Our directors and officers are covered by insurance policies indemnifying them against certain civil liabilities, including liabilities under the federal securities laws (other than liability under Section 16(b) of the 1934 Act), which might be incurred by them in such capacities.

We have entered into indemnity agreements with our directors and certain of our executive officers for the indemnification and advancement of expenses to these persons.  We believe that these provisions and agreements are necessary to attract and retain qualified directors and executive officers.  We also intend to enter into these agreements with our future directors and certain of our executive officers.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Arrow Engine Company, Cequent Performance Products, Inc., Compac Corporation, Lamons Gasket Company, Monogram Aerospace Fasteners, Inc., Norris Cylinder Company, Richards Micro-Tool, Inc., Rieke Leasing Co., Incorporated and Rieke of Mexico, Inc.

Article 6 of the each corporations’ Bylaws provide that the corporation shall, to the fullest extent permitted by the Delaware Corporation Law indemnify any person whom it shall have power to indemnify under such Act from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law.

The third paragraph of the Restated Certificate of Incorporation of Cequent Performance Products, Inc. provides that the corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, indemnify any and all persons whom it shall have the power to indemnify under that section.

NI Industries, Inc.

Article 6 of the Bylaws of NI Industries, Inc. provides that the corporation shall indemnify any person who was or is an authorized representative of the corporation and who is a party to or threatened to be made a party to any third party or corporate proceeding by reason of the fact that such person was or is an authorized representative of the corporation against expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceedings if such person acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interest of the corporation and with respect to a criminal proceeding had no reasonable cause to believe such conduct was unlawful. However, no indemnification shall be made in respect of any claim on which such person have been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the corporation unless the Court of Chancery shall determines otherwise.

The Delaware Limited Liability Companies

Delaware Limited Liability Company Act

Section 18-108 of the Delaware Limited Liability Company Act provides that subject to such standards and restrictions, if any, as set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

TriMas Company LLC and Hi-Vol Products LLC

Section 2.06 of of the Limited Liability Company Agreement of TriMas Company LLC and the Limited Liability Company Agreement of Hi-Vol Products LLC requires the company to indemnify and hold harmless a member in the event such member becomes liable for any debt, obligation or liability of the company or is directly or indirectly required to make payments with respect thereto. The Limited Liability Company Agreements also provide that each member shall be indemnified and saved harmless by the company from any claim, demand, loss or damage incurred by such member on behalf of the company, except if such act or omission shall be contrary to the Limited Liability Company Agreement or result from such member’s gross negligence or fraud.

TriMas International Holdings LLC and Towing Holding LLC

Article 7 of the Limited Liability Company Agreement of TriMas International Holdings LLC and Article 6 of the Limited Liability Company Agreement of Towing Holding LLC provide that a person who is a member shall not be liable for the acts, debts or liabilities of the company beyond its capital contribution. Article 7 and Article 6 of the respective Limited Liability Company Agreements also provide that to the fullest extent permitted by applicable law, the members shall be entitled to indemnification from the company for any loss, damage or claim incurred by the members by reason of any act or mission performed or omitted by in good faith on behalf of the company and any other manager, member or any affiliate of the manager or members and any officers, directors, shareholders, partner or employee of the manager or members and their respective affiliates shall be entitled to indemnification from the company for any loss, damage or claim incurred by such persons by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of authority conferred on such person by this Limited Liability Company Agreement, except that no such person shall be entitled to be indemnified in respect of any loss, damage, or claim incurred by such person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

The Indiana Corporation

Indiana Business Corporation Law

Chapter 37 of the Indiana Business Corporation Law (“IBCL”) provides that unless otherwise provided in its articles of incorporation, a corporation may indemnify its directors and officers under certain circumstances against liability incurred in connection with proceedings to which the officers or directors are made a party by reason of their position in the corporation. A director or officer may be indemnified if (i) the individual’s conduct was in good faith, (ii) the individual reasonably believed (a) that the conduct was in the best interests of the corporation (if the individual was acting in his official capacity with the corporation) or (b) that the conduct was not opposed to the corporation’s best interests (in all other cases), and (iii) in the case of a criminal proceeding, the individual either had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful. Unless limited by its articles of incorporation, a corporation must indemnify a director or officer against reasonable expenses incurred by the director or officer if the director or officer was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or officer was a made party because of his position in the corporation.

The IBCL permits a corporation to purchase and maintain insurance on behalf of an individual who is or was a director or officer of the corporation.

Rieke Corporation

Article 6 of the Bylaws of Rieke Corporation provides that the corporation shall, to the fullest extent permitted by the Delaware Corporation Law indemnify any person whom it shall have power to indemnify under such Act from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law.

The Michigan Corporation

Michigan Business Corporation Act

Sections 561 of the Michigan Business Corporation Act (the “MBCA”) gives a corporation the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. Section 209 (1)(c) of the MBCA permits a Michigan corporation to include in its articles of incorporation a provision eliminating or limiting a director’s liability to a corporation or its shareholders for money damages for any action taken or any failure to take any action as a director, except liability for (i) an amount of a financial benefit received by a director to which he or she is not entitled; (ii) intentional infliction of harm on the corporation or the shareholders; (iii) a violation of section 551 of the MBCA; or (iv) an intentional criminal act.

Keo Cutters, Inc.

Article 6 of the Bylaws of Keo Cutters, Inc. provides that the corporation shall indemnify any director, officer or employee of the corporation whom shall have power to indemnify under the Act from and against any and all of the expenses, liabilities or other matters referred to in or covered by such Act and may indemnify any agent of the corporation to the such extent and to such effect as the Board of Directors shall determine to be appropriate and permitted by applicable law, as the same exists or may hereafter be amended.

The Ohio Corporations

Ohio General Corporation Law

Section 1701.13(E) of the Ohio General Corporation Law (the “OGCL”) permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, or is or was serving at the request of the corporation as a director or officer of another entity, because the person is or was a director or officer, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the director or officer in connection with the suit, action or proceeding if (i) the director or officer acted in good faith and in a manner the director or officer reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, the director or officer had no reasonable cause to believe the director’s or officer’s conduct was unlawful. In the case of an action by or in the right of the corporation, however, such indemnification may only apply to expenses actually and reasonably incurred by the person in connection with the defense or settlement of such action and no such indemnification may be made if either (a) the director or officer has been adjudged to be liable for negligence or misconduct in the performance of the director’s or officer’s duty to the corporation, unless and only to the extent that the court in which the proceeding was brought determines that the director or officer is fairly and reasonably entitled to indemnification for such expenses as the court deems proper, or (b) the only liability asserted against a director in a proceeding relates to the director’s approval of an impermissible dividend, distribution, redemption or loan. The OGCL further provides that to the extent a director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, the corporation must indemnify the director or officer against expenses actually and reasonably incurred by the director or officer in connection with the action, suit or proceeding.

The OGCL also permits corporations to purchase and maintain insurance on behalf of any director or officer against any liability asserted against such director or officer and incurred by such director or officer in his capacity as a director or officer, whether or not the corporation would have the power to indemnify the director or officer against such liability under the OGCL.

Cequent Consumer Products, Inc.

Article 5 of the Bylaws provides that the corporation shall indemnify any director or officer to the fullest extent provided by, or permissible under Section 1701.13(E), Ohio Revised Code and specifically authorizes the corporation to take any and all further action to effectuate any indemnification of any director or officer which any Ohio corporation may have power to take, by any vote of the shareholders, vote of disinterested directors, by any agreement, or otherwise. The Bylaws also provides that the corporation may purchase and maintain insurance for protection of the corporation and for protection of the any director, officer, employee and /or any other person for whose protection and to the fullest extent such insurance may be purchased and maintained under 1701.13(E)(7), Ohio Revised Code, or otherwise.

Dew Technologies, Inc.

Article 8 of the Bylaws of Dew Technologies, Inc. provides that the corporation shall indemnify any person who was or is an authorized representative of the corporation and who is a party to or threatened to be made a party to any third party or corporate proceeding by reason of the fact that such person was or is an authorized representative of the corporation against expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceedings if such person acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interest of the corporation and with respect to a criminal proceeding had no reasonable cause to believe such conduct was unlawful. However, no indemnification shall be made in respect of any claim on which such person have been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the corporation unless the Court of Chancery shall determines otherwise.

Lake Erie Products Corporation

Article 8 of the Bylaws of Lake Erie Products Corporation provides that the corporation shall indemnify, to the full extent authorized or permitted by applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

The Wisconsin Limited Liability Company

Wisconsin Business Corporation Act

Section 180.0851 of the Wisconsin Business Corporation Law (the “WBCL”) requires a corporation to indemnify a director or officer, to the extent such person is successful on the merits or otherwise in the defense of a proceeding for all reasonable expenses incurred in the proceeding, if such person was a party to such proceeding because he or she was a director or officer of the corporation. In other cases, a corporation must indemnify a director or officer against liability incurred in a proceeding if such person was a party to such proceeding because he or she was a director or officer of the corporation, unless it is determined that he or she breached or failed to perform a duty owed to the corporation and such breach or failure to perform constitutes: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of criminal law, unless the director or officer had no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.

Section 180.0858 of the WBCL provides that subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under the article of incorporation or bylaws of a corporation, a written agreement between the director or officer and a corporation, or a resolution of the board of directors or the shareholders.

The Hammerblow Company, LLC

Article 14 of the Bylaws provides that the corporation shall indemnify a director or officer, to the extent he/she has been successful on the merits or otherwise in the defense of any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the corporation or by any other person, for all reasonable expenses, including fees, costs, charges, disbursements and attorney fees, incurred in the proceeding, provided the director or officer was a party because he/ she is a director or officer of the corporation, and in all other cases, the corporation shall indemnify a director of officer against liability, including judgments, settlements, penalties, assessment, forfeitures, fines and reasonable expenses, incurred by the director or officer in the proceeding, provided the director or officer breached or failed to perform a duty he/ she owes to the corporation and the breach or failure to perform constitutes (a) a willful failure to deal fairly with the corporation or its shareholders in connection with the matter in which the director or officer had reasonable cause to believe his/ her conduct was lawful or no reasonable cause to believe his/her conduct was unlawful, (c) a transaction from which the director or officer derived an improper personal profit, or (d) willful misconduct.

Item 16.       Exhibits.

The Exhibits listed on the Exhibit Index of this Registration Statement are filed herewith or are incorporated herein by reference to other filings.

Item 17.                    Undertakings.

The undersigned registrant hereby undertakes:

(1)                                  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)                                     To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)                                  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)                               To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)                                  That, for the purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

(3)                                  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)                                  That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

The undersigned registrant hereby undertakes that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(1)                                  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(2)                                  Any free writing prospectus relating to the offering prepared by or on behalf of the registrant or used or referred to by the undersigned registrant;

(3)                                  The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(4)                                  Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.

The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the indemnification provisions described herein, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

For purposes of determining any liability under the Securities Act, the information omitted from the prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.  For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under section 305(b)2 of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

TriMas Corporation

/s/ DAVID M. WATHEN
David M. Wathen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ DAVID M. WATHEN	President and Chief Executive Officer (Principal Executive Officer) and Director	April 13, 2011
David M. Wathen

/s/ A. MARK ZEFFIRO	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
A. Mark Zeffiro

*	Chairman of the Board of Directors	April 13, 2011
Samuel Valenti III

*	Director	April 13, 2011
Marshall A. Cohen

*	Director	April 13, 2011
Richard M. Gabrys

*	Director	April 13, 2011
Eugene A. Miller

*	Director	April 13, 2011
Daniel P. Tredwell

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

TRIMAS COMPANY LLC

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ DAVID M. WATHEN	President & Manager (Principal Executive Officer)	April 13, 2011
David M. Wathen

/s/ A. MARK ZEFFIRO	Vice President & Manager (Principal Financial Officer and Principal Accounting	April 13, 2011
A. Mark Zeffiro	Officer)

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Manager

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

ARROW ENGINE COMPANY

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ LEN TURNER	President (Principal Executive Officer)	April 13, 2011
Len Turner

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ BRENT WITTE	Vice President - Finance (Principal Financial Officer and Principal Accounting	April 13, 2011
Brent Witte	Officer)

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

CEQUENT PERFORMANCE PRODUCTS, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ TOM BENSON	President (Principal Executive Officer)	April 13, 2011
Tom Benson

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ DAVID RICE	Vice President - Finance (Principal Financial Officer and Principal Accounting	April 13, 2011
David Rice	Officer)

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

CEQUENT CONSUMER PRODUCTS, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ JOHN ALEVA	President (Principal Executive Officer)	April 13, 2011
John Aleva

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ BEN SHAFER	Vice President - Finance (Principal Financial Officer and Principal	April 13, 2011
Ben Shafer	Accounting Officer)

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

COMPAC CORPORATION

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ LYNN A. BROOKS	President (Principal Executive Officer)	April 13, 2011
Lynn A. Brooks

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ CHRISTOPHER BARON	Vice President - Finance (Principal Financial Officer and Principal	April 13, 2011
Christopher Baron	Accounting Officer)

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

DEW TECHNOLOGIES, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ ELI CROTZER	President (Principal Executive Officer)	April 13, 2011
Eli Crotzer

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ ROBERT J. ZALUPSKI	Vice President & Treasurer (Principal Financial Officer and Principal	April 13, 2011
Robert J. Zalupski	Accounting Officer)

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

HI-VOL PRODUCTS LLC

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ ELI CROTZER	President (Principal Executive Officer)	April 13, 2011
Eli Crotzer

*	Vice President & Manager	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Manager

/s/ ROBERT DOW	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Robert Dow

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Manager	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

KEO CUTTERS, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ ELI CROTZER	President (Principal Executive Officer)	April 13, 2011
Eli Crotzer

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ JEFFREY WOLF	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Jeffrey Wolf

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

LAKE ERIE PRODUCTS CORPORATION

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ DAVID M. WATHEN	President & Director (Principal Executive Officer)	April 13, 2011
David M. Wathen

/s/ A. MARK ZEFFIRO	Vice President & Director (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

MONOGRAM AEROSPACE FASTENERS, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ BRIAN MCGUIRE	President (Principal Executive Officer)	April 13, 2011
Brian McGuire

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ WILLIAM KENT	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
William Kent

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

NI INDUSTRIES, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ BRIAN MCGUIRE	President (Principal Executive Officer)	April 13, 2011
Brian McGuire

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ DAN KOSMINSKI	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Dan Kosminski

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

NORRIS CYLINDER COMPANY

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ JERRY VAN AUKEN	President (Principal Executive Officer)	April 13, 2011
Jerry Van Auken

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ BRANDON PERLICH	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Brandon Perlich

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

RICHARDS MICRO-TOOL, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ ELI CROTZER	President (Principal Executive Officer)	April 13, 2011
Eli Crotzer

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ JEFFREY WOLF	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Jeffrey Wolf

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

RIEKE CORPORATION

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ LYNN A. BROOKS	President (Principal Executive Officer)	April 13, 2011
Lynn A. Brooks

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ CHRISTOPHER BARON	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Christopher Baron

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

RIEKE LEASING CO., INCORPORATED

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ LYNN A. BROOKS	President (Principal Executive Officer)	April 13, 2011
Lynn A. Brooks

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ CHRISTOPHER BARON	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Christopher Baron

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

RIEKE OF MEXICO, INC.

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ LYNN A. BROOKS	President (Principal Executive Officer)	April 13, 2011
Lynn A. Brooks

*	Vice President & Director	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ CHRISTOPHER BARON	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Christopher Baron

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Director	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

THE HAMMERBLOW COMPANY, LLC

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ TOM BENSON	President (Principal Executive Officer)	April 13, 2011
Tom Benson

*	Vice President & Manager	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ DAVID RICE	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
David Rice

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*	Manager	April 13, 2011
David M. Wathen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

TRIMAS INTERNATIONAL HOLDINGS LLC

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ DAVID M. WATHEN	President & Manager (Principal Executive Officer)	April 13, 2011
David M. Wathen

/s/ A. MARK ZEFFIRO	Vice President & Manager (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
A. Mark Zeffiro

*	Vice President & Treasurer	April 13, 2011
Robert J. Zalupski

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

LAMONS GASKET COMPANY

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ KURT ALLEN	President & Director (Principal Executive Officer)	April 13, 2011
Kurt Allen

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Director

/s/ BRAD HUBBARD	Vice President - Finance (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Brad Hubbard

*	Vice President, Treasurer & Director	April 13, 2011
Henry Gund

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 13th day of April, 2011.

TOWING HOLDING LLC

/s/ JOSHUA A. SHERBIN
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ DAVID M. WATHEN	President & Manager (Principal Executive Officer)	April 13, 2011
David M. Wathen

*	Vice President & Manager	April 13, 2011
A. Mark Zeffiro

*/s/ JOSHUA A. SHERBIN	Attorney in Fact	April 13, 2011
Joshua A. Sherbin	Vice President, Secretary & Manager

/s/ ROBERT ZALUPSKI	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 13, 2011
Robert Zalupski

EXHIBIT INDEX

The following documents are filed as exhibits to this registration statement, including those exhibits incorporated herein by reference to a prior filing under the Securities Act or the Exchange Act:

1.1(d)	Form of Equity Underwriting Agreement.

1.2(d)	Form of Debt Underwriting Agreement.

4.1(b)	Form of Senior Indenture.

4.2(b)	Form of Senior Subordinated Indenture.

4.3(b)	Form of Senior Debt Security (included in Exhibit 4.1(b)).

4.4(b)	Form of Subordinated Debt Security (included in Exhibit 4.2(b)).

5.1(a)	Opinion of Cahill Gordon & Reindel LLP regarding the legality of the securities being registered.

12.1(b)	Statement of Computation of Ratio of Earnings to Fixed Charges.

23.1(a)	Consent of Cahill Gordon & Reindel LLP (included in Exhibit 5.1).

23.2(d)	Consent of KPMG LLP.

24.1(b)	Power of Attorney (included in the signature pages to the Registration Statement).

24.2(d)	Power of Attorney for Keo Cutters, Inc. (included in the signature pages to Pre-Effective Amendment No. 1 to the Registration Statement)

25.1(c)	Form T-1 Statement of Eligibility of the Senior Indenture under the Trust indenture Act of 1939, as amended.

25.2(c)	Form T-1 Statement of Eligibility of the Senior Subordinated Indenture under the Trust indenture Act of 1939, as amended.

(a)	Filed herewith.
(b)	Incorporated by reference to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on February 28, 2011
(c)	To be filed either by amendment or as an exhibit to an Exchange Act report of the registrant and incorporated by reference herein.
(d)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3/A filed with the Securities and Exchange Commission on March 31, 2011.